UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601 ext. 133773

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2021, the 2021 Annual Meeting of Shareholders of Berkshire Hills Bancorp, Inc. (the “Company”) was duly held as a virtual meeting, at www.virtualshareholdermeeting.com/BHLB2021, at 10:00 a.m., Eastern time (the “Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 9, 2021.

At the Annual Meeting, 46,225,529 shares of the Company’s common stock were present or represented by proxy, constituting a quorum of the 50,989,349 outstanding shares eligible to vote for the transaction of business. All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 – Election of Directors

The shareholders elected each nominee to serve as a director of the Company for a term of one year. The results of the shareholder vote on Proposal 1 were as follows:

	For	Withheld	Broker-Non Votes
Baye Adofo-Wilson	39,275,246	943,687	6,006,596
Deborah P. Bailey	39,838,985	379,948	6,006,596
Rheo A. Brouillard	39,728,366	490,567	6,006,596
David M. Brunelle	39,236,799	982,134	6,006,596
Robert M. Curley	38,985,994	1,232,939	6,006,596
John B. Davies	38,614,954	1,603,979	6,006,596
J. Williar Dunlaevy	38,909,816	1,309,117	6,006,596
William H. Hughes III	39,560,745	658,188	6,006,596
Sylvia Maxfield	39,658,625	560,308	6,006,596
Nitin J. Mhatre	39,742,499	476,434	6,006,596
Laurie Norton Moffatt	39,314,402	904,531	6,006,596
Jonathan I. Shulman	39,713,323	505,610	6,006,596
Michael A. Zaitzeff	39,784,265	434,668	6,006,596

Proposal 2 – A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders gave advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the shareholder vote on Proposal 2 were as follows:

For	Against	Abstain	Broker-Non Votes
38,875,775	1,153,193	189,965	6,006,596

Proposal 3 – Ratification of the appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2021. The results of the shareholder vote on Proposal 3 were as follows:

For	Against	Abstain
45,818,434	366,949	40,146

Item 8.01	Other Events

On May 21, 2021, the Company issued a news release announcing the results of the Annual Meeting. A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	News Release dated May 21, 2021

104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Date: May 21, 2021	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott
Executive Vice President and
General Counsel